UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Section 240.14a-12

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Eaton Vance California Municipal Bond Fund

Eaton Vance Municipal Bond Fund II

Eaton Vance California Municipal Bond Fund II

Eaton Vance New Jersey Municipal Bond Fund

Eaton Vance Massachusetts Municipal Bond Fund

Eaton Vance New York Municipal Bond Fund

Eaton Vance Michigan Municipal Bond Fund

Eaton Vance New York Municipal Bond Fund II

Eaton Vance Municipal Bond Fund

Eaton Vance Ohio Municipal Bond Fund

Eaton Vance Insured Pennsylvania Municipal Bond Fund

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[  ]   Fee paid previously with preliminary materials.

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[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of  its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement no.:

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(4)   Date Filed:

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Eaton Vance California Municipal Bond Fund	Eaton Vance Municipal Bond Fund II
Eaton Vance California Municipal Bond Fund II	Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance Massachusetts Municipal Bond Fund	Eaton Vance New York Municipal Bond Fund
Eaton Vance Michigan Municipal Bond Fund	Eaton Vance New York Municipal Bond Fund II
Eaton Vance Municipal Bond Fund	Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Pennsylvania Municipal Bond Fund

Two International Place

Boston, Massachusetts 02110

May 24, 2012

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of your Fund, which will be held at the principal office of each Fund, Two International Place, Boston, Massachusetts 02110, on Friday, July 20, 2012 at 2:00 p.m. (Eastern Time).

At this meeting you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

We hope that you will be able to attend the meeting.  Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented.  We urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

Sincerely,

/s/ Cynthia J. Clemson Cynthia J. Clemson Co-Director Municipal Investments	/s/ Thomas M. Metzold Thomas M. Metzold Co-Director Municipal Investments

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting.  Whether or not you plan to attend in person, you are requested to complete, sign and return the enclosed proxy card as soon as possible.  You may withdraw your proxy if you attend the Annual Meeting and desire to vote in person.

Eaton Vance California Municipal Bond Fund	Eaton Vance Municipal Bond Fund II
Eaton Vance California Municipal Bond Fund II	Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance Massachusetts Municipal Bond Fund	Eaton Vance New York Municipal Bond Fund
Eaton Vance Michigan Municipal Bond Fund	Eaton Vance New York Municipal Bond Fund II
Eaton Vance Municipal Bond Fund	Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Pennsylvania Municipal Bond Fund

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Friday, July 20, 2012:  The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Report are available on the Eaton Vance website at www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds”.

The Annual Meeting of Shareholders of each of the above registered investment companies, each a Massachusetts business trust (collectively, the “Funds”), will be held at the principal office of each Fund, Two International Place, Boston, Massachusetts 02110, on Friday, July 20, 2012 at 2:00 p.m. (Eastern Time), for the following purposes:

(1)	To elect three Class I Trustees, one of whom shall be elected solely by the holders of each Fund's Auction Preferred Shares, one Class II Trustee and one Class III Trustee of each Fund.
(2)	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.

Each Fund will hold a separate meeting.  Shareholders of each Fund will vote separately.

The Board of Trustees of each Fund has fixed the close of business on May 9, 2012 as the record date for the determination of the shareholders of a Fund entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

By Order of each Board of Trustees

/s/ Maureen A. Gemma Maureen A. Gemma Secretary

May 24, 2012

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of their Fund avoid the necessity and additional expense to the Funds of further solicitations by promptly returning the enclosed proxy.  The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

Eaton Vance California Municipal Bond Fund	Eaton Vance Municipal Bond Fund II
Eaton Vance California Municipal Bond Fund II	Eaton Vance New Jersey Municipal Bond Fund
Eaton Vance Massachusetts Municipal Bond Fund	Eaton Vance New York Municipal Bond Fund
Eaton Vance Michigan Municipal Bond Fund	Eaton Vance New York Municipal Bond Fund II
Eaton Vance Municipal Bond Fund	Eaton Vance Ohio Municipal Bond Fund
Eaton Vance Pennsylvania Municipal Bond Fund

Two International Place

Boston, Massachusetts  02110

PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of the Annual Meetings of Shareholders of Eaton Vance California Municipal Bond Fund (the “California Fund”), Eaton Vance California Municipal Bond Fund II (the “California Fund II”), Eaton Vance Massachusetts Municipal Bond Fund (the “Massachusetts Fund”), Eaton Vance Michigan Municipal Bond Fund (the “Michigan Fund”), Eaton Vance Municipal Bond Fund (the “Municipal Fund”), Eaton Vance Municipal Bond Fund II (the “Municipal Fund II”), Eaton Vance New Jersey Municipal Bond Fund (the “New Jersey Fund”), Eaton Vance New York Municipal Bond Fund (the “New York Fund”), Eaton Vance New York Municipal Bond Fund II (the “New York Fund II”), Eaton Vance Ohio Municipal Bond Fund (the “Ohio Fund”) and Eaton Vance Pennsylvania Municipal Bond Fund (the “Pennsylvania Fund”) (collectively the “Funds”), to be held July 20, 2012, for the benefit of shareholders who do not expect to be present at the meeting.  This proxy is solicited on behalf of the Board of Trustees of each Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Funds’ Secretary, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person.  If you attend the meeting in person, please be prepared to present photo identification.  Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee.  This proxy material is being mailed to shareholders on or about May 24, 2012.

The Board of Trustees of each Fund has fixed the close of business on May 9, 2012 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.  Shareholders at the close of business on the record date will be entitled to one vote for each share held.  The number of Common Shares, $.01 par value per share, and the number of Auction Preferred Shares (“APS”), $.01 par value per share, liquidation preference $25,000 per share, of each Fund outstanding on May 9, 2012, were as follows:

Fund	No. of Common Shares Outstanding on May 9, 2012	No. of APS Shares Outstanding on May 9, 2012
California Fund	21,756,186	--
California Fund II	3,883,382	1,028
Massachusetts Fund	1,766,870	543
Michigan Fund	1,513,526	533
Municipal Fund	68,123,883	--
Municipal Fund II	10,001,221	1,788
New Jersey Fund	2,601,412	784
New York Fund	15,885,721	--
New York Fund II	2,565,328	530
Ohio Fund	2,533,652	680
Pennsylvania Fund	2,957,447	869

Eaton Vance Municipal Bond Funds

Proxy Statement dated May 24, 2012

Various Funds have received notice of filings on Schedule 13G indicating that a shareholder owned more than 5% of the Fund’s Auction Preferred Shares.  Information relating to the shareholder can be found at Exhibit C.  As of May 9, 2012, to each Fund’s knowledge, (i) no other shareholder beneficially owned more than 5% of the outstanding shares of a Fund; and (ii) the Trustees and officers of each Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

Each Fund will vote separately on each item; votes of multiple Funds will not be aggregated.

The Boards of Trustees of the Funds know of no business other than that mentioned in Item 1 of the Notice of Annual Meeting of Shareholders which will be presented for consideration.  If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

PROPOSAL 1.  ELECTION OF TRUSTEES

Each Fund’s Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen.  Each Board will fix the appropriate number of Trustees from time to time.  Each Fund’s Agreement and Declaration of Trust further provides that the Board of Trustees shall be divided into three classes.  The term of office of the Class I Trustees expires on the date of the 2011 Annual Meeting, and the term of office of the Class II and Class III Trustees will expire one and two years thereafter, respectively.  Accordingly, three Class I Trustees, one Class II Trustee and one Class III Trustee are currently proposed for election. In addition, the Board has nominated Scott E. Eston as a Class II Trustee and Harriett Tee Taggart as a Class III Trustee. Mr. Eston and Ms. Taggart were appointed by the Board as Class II and Class III Trustees, respectively, effective September 1, 2011. Class I Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term and Mr. Eston and Ms. Taggart will be elected to serve until 2013 and 2014, respectively, to coincide with the term of office of their respective Class.  An effect of staggered terms is to limit the ability of entities or persons to acquire control of a Fund.

Proxies will be voted for the election of the following Class I Trustee nominees: William H. Park, Lynn A. Stout and Ralph F. Verni; for Class II Trustee nominee, Scott E. Eston; and for Class III Trustee nominee, Harriett Tee Taggart. Mr. Verni will be elected solely by holders of each Fund's APS.  Each nominee is currently serving as a Trustee and has consented to continue to so serve.  In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend. Election of Trustees is non-cumulative. Shareholders do not have appraisal rights in connection with the proposal in this proxy statement. The Trustees of each Fund shall be elected by the affirmative vote or plurality of the shares of the Fund entitled to vote.  No nominee is a party adverse to the Funds or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to the Funds.

The remaining Class II Trustees serving until the 2013 Annual Meeting are Benjamin C. Esty, Thomas E. Faust Jr. and Allen R. Freedman.  The remaining Class III Trustees serving until the 2013 Annual Meeting are Ronald A. Pearlman and Helen Frame Peters.

The nominees for Class I, Class II and Class III Trustee and each Fund's remaining current Class II and Class III Trustees and their principal occupations for at least the last five years are as follows:

Eaton Vance Municipal Bond Funds

Proxy Statement dated May 24, 2012

TRUSTEES

Name, Address and Year of Birth(1)	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships Held During Last Five Years(3)

CLASS I, CLASS II AND CLASS III TRUSTEES NOMINATED FOR ELECTION

Noninterested Trustees
WILLIAM H. PARK 1947	Class I Trustee	Until 2012. 3 years. Trustee since 2003.

Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group, L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

				181	None
LYNN A. STOUT 1957	Class I Trustee	Until 2012. 3 years. Trustee since 2002.	Distinguished Professor of Corporate and Business Law, Jack C. Clarke Business Law Institute, Cornell University Law School. Formerly, Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	181	None
RALPH F. VERNI 1943	Chairman of the Board and Class I APS Trustee	Until 2012. 3 years. Trustee since 2005; Chairman since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	181	None
SCOTT E. ESTON 1956	Class II Trustee	Until 2013. 1 year. Trustee since 2011.	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).	181	None
HARRIETT TEE TAGGART 1948	Class III Trustee	Until 2014. 2 years. Trustee since 2011.	Managing Director, Taggart Associates (a professional practice firm); formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).	181

Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Eaton Vance Municipal Bond Funds

Proxy Statement dated May 24, 2012

CLASS II AND CLASS III TRUSTEES

Name, Address and Year of Birth(1)	Position(s) with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen By Trustee(2)	Other Directorships Held During Last Five Years(3)
Interested Trustee
THOMAS E. FAUST JR. 1958	Class II Trustee	Until 2013. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of Eaton Vance Corp. (“EVC”), Director and President of Eaton Vance, Inc. (“EV”), Chief Executive Officer and President of Eaton Vance Management (“EVM” or “Eaton Vance”) and Boston Management and Research (“BMR”), and Director of Eaton Vance Distributors, Inc. (“EVD”). Trustee and/or officer of 181 registered investment companies managed by Eaton Vance or BMR.	181	Director of EVC.
Noninterested Trustees
BENJAMIN C. ESTY 1963	Class II APS Trustee	Until 2013. 3 years; 2 years for California Fund, Municipal Fund and New York Fund. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	181	None
ALLEN R. FREEDMAN 1940	Class II Trustee	Until 2013. 3 years. Trustee since 2007.	Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).	181	Director of Stonemor Partners L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).
RONALD A. PEARLMAN 1940	Class III Trustee	Until 2014. 3 years. Trustee since 2003.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	181	None
HELEN FRAME PETERS 1948	Class III Trustee	Until 2011. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	181

Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

(1)

The business address of each Trustee is Two International Place, Boston, Massachusetts 02110.

(2)

Includes both master and feeder funds in a master-feeder structure.

(3)

During their respective tenures, the Trustees (except for Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

Eaton Vance Municipal Bond Funds

Proxy Statement dated May 24, 2012

Interested Trustee

Mr. Faust is an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) by reason of his affiliation with EVM, each Fund’s investment adviser, and EVC, a publicly-held holding company, which owns all the outstanding shares of EVM and of EVM’s trustee, EV.  (EVM, EVC, and their affiliates are sometimes referred to collectively as the “Eaton Vance Organization”.)  Mr. Faust holds positions with other Eaton Vance affiliates that are comparable to his position with Eaton Vance listed above.

Election of Trustees by APS and Common Shares

Under the terms of each Fund’s By-Laws, as amended (the “By-Laws”), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of each Fund.  Simply stated, the APS Trustees are only elected by the holders of the Fund’s APS.  Holders of Common Shares do not vote on the election of APS Trustees.  There is one Trustee nominated for election by the holders of the APS at this meeting.  The By-Laws further provide for the election of the nominees named above by the holders of the Common Shares and the APS, voting as a single class.  Election of Trustees is non-cumulative.  Shareholders do not have appraisal rights in connection with the proposal in this proxy statement.  The Trustees of each Fund shall be elected by the affirmative vote of a plurality of the shares of the Fund entitled to vote.

Share Ownership By Trustee

The following table shows the dollar range of shares beneficially owned in each Fund and in all Eaton Vance funds by each Trustee.

	Name of Trustee	Dollar Range of Fund Shares Held*	Aggregate Dollar Range of Equity Securities in all Eaton Vance Funds Overseen by Trustee*
Interested Trustee
	Thomas E. Faust Jr.	None	over $100,000
Noninterested Trustees
	Scott E. Eston***	None	over $100,000**
	Benjamin C. Esty	None	over $100,000
	Allen R. Freedman	None	over $100,000
	William H. Park	None	over $100,000
	Ronald A. Pearlman	None	over $100,000
	Helen Frame Peters	None	over $100,000
	Lynn A. Stout	None	over $100,000**
	Harriett Tee Taggart***	None	$50,000 - $100,000
	Ralph F. Verni	None	over $100,000
*	As of May 9, 2012.
**	Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.
***	Mr. Eston and Ms. Taggart became Trustees effective September 1, 2011.

Eaton Vance Municipal Bond Funds

Proxy Statement dated May 24, 2012

Board Meetings and Committees

The Board of Trustees has general oversight responsibility with respect to the business and affairs of each Fund. The Board has engaged an investment adviser and (if applicable) a sub-adviser (collectively the “adviser”) to manage each Fund and an administrator to administer each Fund and is responsible for overseeing such adviser and administrator and other service providers to the Fund. The Board is currently composed of ten Trustees, including nine Trustees who are not “interested persons” of a Fund, as that term is defined in the 1940 Act (each a “noninterested Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.

The Board has appointed a noninterested Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to each Fund’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

Each Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of each Fund and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its oversight of each Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can be mitigated. The Board also interacts with the CCO and with senior personnel of the adviser, the administrator, the principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees.  Each of the adviser, the administrator, the principal underwriter and the other Fund service providers has its own independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals.

The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed a Fund CCO who oversees the implementation and testing of each Fund compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of the Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. The administrator and the adviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports periodically from the independent public accounting firm for each Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with mutual funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

Eaton Vance Municipal Bond Funds

Proxy Statement dated May 24, 2012

Each Fund’s Declaration of Trust does not set forth any specific qualifications to serve as a Trustee.  The Charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Committee may take into account in considering noninterested Trustee candidates.  In general, no one factor is decisive in the selection of an individual to join the Board. Among the factors the Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the mutual fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise, and the extent to which such expertise would complement the Board of Trustees’ existing mix of skills, core competencies and qualifications; (vi) perceived ability to contribute to the ongoing functions of the Board of Trustees, including the  ability and commitment to attend meetings regularly and work collaboratively with other members of the Board of Trustees; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and each Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board of Trustees.

Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, management, sub-advisers, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as Trustees.  Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s business, consulting, public service and/or academic positions and through experience from service as a Board member in the Eaton Vance Group of Funds (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below.  Each Trustee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current Trustee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Eaton Vance Group of Funds, were a significant factor in the determination that the individual should serve as a Trustee.  The following is a summary of each Trustee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a Trustee:

Scott E. Eston. Mr. Eston has served as a Trustee in the Eaton Vance Group of Funds since 2011. He currently serves on the investment and advisory board of the BAC Seed Fund, a real estate investment firm, and is also a member of Michigan State University’s Financial Management Institute Advisory Board. From 1997 through 2009, Mr. Eston served in several capacities at Grantham, Mayo, Van Otterloo and Co. (“GMO”), including as Chairman of the Executive Committee and Chief Operating and Chief Financial Officer, and also as the President and Principal Executive officer of GMO Trust, an affiliated open-end registered investment company. From 1978 through 1997, Mr. Eston was employed at Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers) (since 1987 as a Partner).

Benjamin C. Esty.  Mr. Esty has served as a Trustee in the Eaton Vance Group of Funds since 2005 and is the Chairperson of the Portfolio Management Committee.  He is the Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head at the Harvard University Graduate School of Business Administration.

Thomas E. Faust Jr.  Mr. Faust has served as a Trustee in the Eaton Vance Group of Funds since 2007.  He is currently Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD.  Mr. Faust previously served as an equity analyst, portfolio manager, Director of Equity Research and Management and Chief Investment Officer of Eaton Vance (1985-2007).  He holds B.S. degrees in Mechanical Engineering and Economics from the Massachusetts Institute of Technology and an MBA from Harvard Business School.  Mr. Faust has been a Chartered Financial Analyst since 1988.

Allen R. Freedman.  Mr. Freedman has served as a Trustee in the Eaton Vance Group of Funds since 2007.  Mr. Freedman also serves as a Director of Stonemor Partners L.P. where he also serves as the Chair of the Audit Committee and a member of the Trust and Compliance Committee.  Mr. Freedman was previously a Director of Assurant, Inc. from 1979-2011, a Director of Systems & Computer Technology Corp. from 1983-2004 and Chairman from 2002-2004, a Director of Loring Ward International from 2005-2007 and Chairman and a Director of Indus International, Inc. from 2005-2007.  Mr. Freedman was formerly the Chairman and Chief Executive Officer of Fortis, Inc. (predecessor to Assurant, Inc.), a specialty insurance company he founded in 1978 and from which he retired in 2000.  Mr. Freedman also served as a Director of the Fortis Mutual Funds and First Fortis Life Insurance Company. He remains a Director of Union Security Life Insurance Company of New York, successor to First Fortis.  Mr. Freedman is a founding director of the Association of Audit Committee Members, Inc.

Eaton Vance Municipal Bond Funds

Proxy Statement dated May 24, 2012

William H. Park.  Mr. Park has served as a Trustee in the Eaton Vance Group of Funds since 2003 and is the Chairperson of the Audit Committee.  Mr. Park was formerly the Chief Financial Officer of Aveon Group, L.P. from 2010-2011. Mr. Park also served as Vice Chairman of Commercial Industrial Finance Corp. from 2006-2010, as President and Chief Executive Officer of Prizm Capital Management, LLC from 2002-2005, as Executive Vice President and Chief Financial Officer of United Asset Management Corporation from 1982-2001 and as Senior Manager of Price Waterhouse (now PricewaterhouseCoopers) from 1972-1981.

Ronald A. Pearlman.  Mr. Pearlman has served as a Trustee in the Eaton Vance Group of Funds since 2003 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee.  He is a Professor of Law at Georgetown University Law Center.  Previously, Mr. Pearlman was Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury from 1983-1985 and served as Chief of Staff, Joint Committee on Taxation, U.S. Congress from 1988-1990.  Mr. Pearlman was engaged in the private practice of law from 1969-2000, with the exception of the periods of government service.  He represented large domestic and multinational businesses in connection with the tax aspects of complex transactions and high net worth individuals in connection with tax and business planning.

Helen Frame Peters.  Ms. Peters has served as a Trustee in the Eaton Vance Group of Funds since 2008.  She is currently a Professor of Finance at Carroll School of Management, Boston College and was formerly Dean of Carroll School of Management from 2000-2002. Ms. Peters was previously a Director of BJ’s Wholesale Club, Inc. from 2004-2011.  In addition, Ms. Peters was the Chief Investment Officer, Fixed Income at Scudder Kemper Investments from 1998-1999 and Chief Investment Officer, Equity and Fixed Income at Colonial Management Associates from 1991-1998.  Ms. Peters also served as a Trustee of SPDR Index Shares Funds and SPDR Series Trust from 2000-2009 and as a Director of the Federal Home Loan Bank of Boston from 2007-2009.

Lynn A. Stout.  Ms. Stout has served as a Trustee in the Eaton Vance Group of Funds since 1998 and is the Chairperson of the Governance Committee. She has been a Distinguished Professor of Corporate and Business Law at the Cornell University Law School since 2012.  Previously, Ms. Stout was the Paul Hastings Professor of Corporate and Securities Law from 2006-2012 and Professor of Law from 2001-2006 at the University of California at Los Angeles School of Law.

Harriett Tee Taggart. Ms. Taggart has served as a Trustee in the Eaton Vance Group of Funds since 2011. She currently manages a professional practice, Taggart Associates. Since 2007, Ms. Taggart has been a Director of Albermarle Corporation, a specialty chemical company where she also serves as Chair of the Audit Committee and member of the Nomination and Governance Committee. Since 2009 she has served as a Director of the Hanover Insurance Group, Inc. where she also serves as member of the Audit Committee.  Ms. Taggart is also a trustee or member of several major non-profit boards, advisory committees and endowment investment companies. From 1983 through 2006, Ms. Taggart served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President and chemical industry sector portfolio manager. Ms. Taggart also served as a Director of the Lubrizol Corporation, a specialty chemicals manufacturer from 2007-2011.

Ralph F. Verni.  Mr. Verni has served as a Trustee in the Eaton Vance Group of Funds  since 2005 and is the Independent Chairperson of the Board and the Chairperson of the Contract Review Committee.  Mr. Verni was formerly the Chief Investment Officer (from 1982-1992), Chief Financial Officer (from 1988-1990) and Director (from 1982-1992) of New England Life.  Mr. Verni was also the Chairperson of the New England Mutual Funds from 1982-1992; President and Chief Executive Officer of State Street Management & Research from 1992-2000; Chairperson of the State Street Research Mutual Funds from 1992-2000; Director of W.P. Carey, LLC from 1998-2004; and Director of First Pioneer Farm Credit Corp. from 2002-2006.  Mr. Verni has been a Chartered Financial Analyst since 1977.

During the fiscal year ended September 30, 2011, the Trustees of each Fund met ten times.  Each Board of Trustees has several formal standing Committees, including an Audit Committee, a Contract Review Committee, a Governance Committee, a Portfolio Management Committee, and a Compliance Reports and Regulatory Matters Committee.  The Audit Committee met fifteen times, the Contract Review Committee met nine times, the Governance Committee met seven times, the Portfolio Management Committee met eight times and the Compliance Reports and Regulatory Matters Committee met nine times during such period.  Each Trustee attended at least 75% of such Board and Committee meetings on which he or she serves.  None of the Trustees attended the Fund’s 2011 Annual Meeting of Shareholders.  Each Committee of the Board of Trustees of each Fund is comprised of only noninterested Trustees.

Eaton Vance Municipal Bond Funds

Proxy Statement dated May 24, 2012

Each Committee of the Board of Trustees of each Fund is comprised of only noninterested Trustees.  The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

Messrs. Park (Chair), Eston and Verni, and Mmes. Peters and Stout are members of the Audit Committee.  The Board of Trustees of each Fund has designated Mr. Park, a noninterested Trustee, as the Fund’s Audit Committee financial expert.  Each Audit Committee member is independent under applicable listing standards of the NYSE Amex.  The purposes of the Audit Committee are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of each Fund; (v) evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, such Audit Committee reports consistent with the requirements of applicable Securities and Exchange Commission (“SEC”) and stock exchange rules for inclusion in the proxy statement for the Annual Meeting of Shareholders of the Fund.  Each Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit A.  The written charter is also available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Fund Corporate Governance”.  The Audit Committee’s Report is set forth below under “Additional Information”.

Messrs. Verni (Chair), Esty, Freedman, Park and Pearlman, and Mmes. Peters and Taggart are members of the Contract Review Committee.  The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to each Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of each Fund’s service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or its shareholders; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of other Committees or the Board of Trustees.

Messrs. Esty (Chair) and Freedman, and Mmes. Peters and Taggart are currently members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board of Trustees in its oversight of the portfolio management process employed by each Fund and their investment adviser and sub-adviser(s), if applicable, relative to the Funds’ stated objective(s), strategies and restrictions; (ii) assist the Board of Trustees in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds; and (iii) assist the Board of Trustees in its monitoring of the performance results of all funds, giving special attention to the performance of certain funds that it or the Board of Trustees identifies from time to time.

Messrs. Pearlman (Chair) and Eston, and Ms. Stout are currently members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board of Trustees in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Funds; (ii) serve as a liaison between the Board of Trustees and the Funds’ CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.

Mmes. Stout (Chair), Peters and Taggart, and Messrs. Eston, Esty, Freedman, Park, Pearlman and Verni are members of the Governance Committee.  Each Governance Committee member is independent under applicable listing standards of the NYSE Amex.  The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.

Eaton Vance Municipal Bond Funds

Proxy Statement dated May 24, 2012

Each Fund’s Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Fund Corporate Governance”.  The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Funds who submit recommendations in accordance with the procedures described in the Committee’s charter.  In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation.  The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner. The Governance Committee’s procedures for identifying and evaluating candidates for the position of noninterested Trustee, including the procedures to be followed by shareholders of a Fund wishing to recommend such candidates for consideration by the Governance Committee and the qualifications the Governance Committee will consider, are set forth in an appendix to the Committee’s charter.

The Governance Committee does not have a formal policy to consider diversity when identifying candidates for the position of noninterested Trustee.  Rather, as a matter of practice, the Committee considers the overall diversity of the Board’s composition when identifying candidates.  Specifically, the Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board.  In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills.  The results of the self-evaluation are considered by the Governance Committee in its decision-making process with respect to candidates for the position of noninterested Trustee.

Communications with the Board of Trustees

Shareholders wishing to communicate with the Board may do so by sending a written communication to the Chairperson of the Board of Trustees, the Chairperson of any Committee of the Board of Trustees or to the noninterested Trustees as a group, at the following address:  Two International Place, Boston, Massachusetts 02110, c/o the Secretary of the applicable Fund.

Remuneration of Trustees

Each noninterested Trustee is compensated for his or her services according to a fee schedule adopted by each Board of Trustees, and receives a fee that consists of an annual retainer and a committee service component.  Each Fund currently pays each noninterested Trustee a pro rata share, as described below of:  (i) an annual retainer of $195,000; (ii) an additional annual retainer of $120,000 for serving as the Chair of the noninterested Trustees; (iii) an additional annual retainer of $45,000 for Committee Service; (iv) an additional annual retainer of $20,000 for serving as the Governance Committee Chair, the Audit Committee Chair, the Compliance Committee Chair or the Portfolio Management Committee Chair; (v) the Chairperson of an Ad Hoc Committee will receive $5,000; and (vi) out-of-pocket expenses.  The pro rata share paid by each Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds in the Eaton Vance Fund Complex.  For the fiscal year ended September 30, 2011, the Trustees of each Fund earned the compensation set forth below in their capacities as Trustees of each Fund.  For the calendar year ended December 31, 2011, the Trustees earned the compensation set forth below in their capacities as Trustees of the funds in the Eaton Vance Fund Complex(1):

Eaton Vance Municipal Bond Funds

Proxy Statement dated May 24, 2012

	Scott E. Eston	Benjamin C. Esty	Allen R. Freedman	William H. Park	Ronald A. Pearlman	Helen Frame Peters	Lynn A. Stout(2)	Harriett Tee Taggart	Ralph F. Verni(3)
California Fund	$ 1,789	$ 1,943	$ 1,829	$ 1,943	$ 1,943	$ 1,789	$ 1,943	$ 1,789	$ 2,704
California Fund II	364	395	372	395	395	364	395	364	550
Massachusetts Fund	216	234	220	234	234	216	234	216	326
Michigan Fund	195	212	200	212	212	195	212	195	295
Municipal Fund	5,616	6,099	5,739	6,099	6,099	5,616	6,099	5,616	8,486
Municipal Fund II	850	923	869	923	923	850	923	850	1,285
New Jersey Fund	282	306	288	306	306	282	306	282	426
New York Fund	1,410	1,532	1,441	1,532	1,532	1,410	1,532	1,410	2,131
New York Fund II	276	299	282	299	299	276	299	276	417
Ohio Fund	249	270	254	270	270	249	270	249	376
Pennsylvania Fund	309	336	316	336	336	309	336	309	468
Total Compensation from Fund and Fund Complex(1)	$ 223,500	$ 252,500	$ 237,500	$ 252,500	$ 252,500	$ 223,500	$ 252,500(4)	$ 223,500	$ 351,250(5)

(1)

As of May 9, 2012, the Eaton Vance Fund Complex consisted of 181 registered investment companies or series thereof.  The compensation schedule disclosed above reflects the current compensation schedule, but may not have been in place for each Fund’s full fiscal year ended September 30, 2011 or the full calendar year ended December 31, 2011.  Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $48,518 for the calendar year ended December 31, 2011.  Heidi L. Steiger resigned as a Trustee effective November 29, 2010.  For the calendar year ended December 31, 2011, Ms. Steiger received $35,000 from the Funds and Fund Complex.  Mr. Eston and Ms. Taggart were elected as Trustees effective September 1, 2011, and thus the compensation figures listed for each Fund and the Fund and Fund Complex are estimated based on amounts each would have received if they had been Trustees for the full fiscal year and 2011 calendar year.

(2)

Includes deferred compensation as follows:  California - $369, California II - $75, Massachusetts - $44, Michigan - $40, Municipal - $1,158, Municipal II - $175, New Jersey - $58, New York - $291, New York II - $57, Ohio - $51 and Pennsylvania - $64.

(3)

Includes deferred compensation as follows:  California - $1,404, California II - $286, Massachusetts - $169, Michigan - $153, Municipal - $4,406, Municipal II - $667, New Jersey - $221, New York - $1,106, New York  II - $216, Ohio - $195 and Pennsylvania - $243.

(4)

Includes $45,000 of deferred compensation.

(5)

Includes $171,250 of deferred compensation.

Trustees of each Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”).  Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by each Fund in the shares of one or more funds in the Eaton Vance Fund Complex, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments.  Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on a Fund’s assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee.  No Fund has a retirement plan for its Trustees.

The Board of Trustees recommends that shareholders vote FOR the election of the Class I, Class II and Class III Trustee nominees.

NOTICE TO BANKS AND BROKER/DEALERS

Each Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares.  Should additional proxy material be required for beneficial owners, please call 1-866-439-6787, send an email to info@amstock.com or forward such requests to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

Eaton Vance Municipal Bond Funds

Proxy Statement dated May 24, 2012

ADDITIONAL INFORMATION

Audit Committee Report

Each Audit Committee reviewed and discussed the audited financial statements with Fund management.  Each Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented.  Each Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discussed with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, each Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for the fiscal year ended September 30, 2011 for filing with the SEC.  As mentioned, the Audit Committee is currently comprised of Messrs. Park (Chair), Eston and Verni, and Mmes. Peters and Stout.

Auditors, Audit Fees and All Other Fees

Deloitte & Touche LLP (“Deloitte”), 200 Berkeley Street, Boston, Massachusetts 02116, serves as the independent registered public accounting firm of each Fund.  Deloitte is not expected to be present at the Annual Meeting, but has been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

Aggregate audit, audit-related, tax, and other fees billed to each Fund by the Fund’s independent registered public accounting firm for the relevant periods are set forth on Exhibit B hereto.  Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for the relevant periods to (i) each Fund by the Fund’s independent registered public accounting firm; and (ii) the Eaton Vance Organization by the Fund’s independent registered public accounting firm are also set forth on Exhibit B hereto.

Each Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.  The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by each Fund’s Audit Committee at least annually.  Each Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

Each Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Funds

The officers of the Funds and their length of service are set forth below.  The officers of the Funds hold indefinite terms of office.  Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Funds will benefit from the advisory and administration fees paid by each Fund to Eaton Vance.  Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Eaton Vance Municipal Bond Funds

Proxy Statement dated May 24, 2012

Name, Address and Year of Birth(1)	Position(s) Held with the Funds	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years(2)

CYNTHIA J. CLEMSON 1963	President of California, California II, Michigan, New York, New York II, Ohio and Pennsylvania Funds	Since 2005	Vice President of Eaton Vance and BMR. Officer of 24 registered investment companies managed by Eaton Vance or BMR.
THOMAS M. METZOLD 1958	President of Massachusetts, Municipal, Municipal II and New Jersey Funds	Since 2010	Vice President of Eaton Vance and BMR. Officer of 29 registered investment companies managed by Eaton Vance or BMR.
PAYSON F. SWAFFIELD 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of Eaton Vance and BMR. Officer of 129 registered investment companies managed by Eaton Vance or BMR.
BARBARA E. CAMPBELL 1957	Treasurer	Since 2005	Vice President of Eaton Vance and BMR. Officer of 181 registered investment companies managed by Eaton Vance or BMR.
MAUREEN A. GEMMA 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of Eaton Vance and BMR. Officer of 181 registered investment companies managed by Eaton Vance or BMR.
PAUL M. O’NEIL 1953	Chief Compliance Officer	Since 2004	Vice President of Eaton Vance and BMR. Officer of 181 registered investment companies managed by Eaton Vance or BMR.

(1)

The business address of each officer is Two International Place, Boston, Massachusetts 02110.

(2)

Includes both master and feeder funds in a master-feeder structure.

Investment Adviser and Administrator

Eaton Vance Management, with its principal office at Two International Place, Boston, Massachusetts 02110, serves as the investment adviser and administrator to each Fund.

Proxy Solicitation and Tabulation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of each Fund will be borne ratably by the Funds.  Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, American Stock Transfer & Trust Company, or by broker-dealer firms.  The expenses associated with the solicitation of these proxies and with any further proxies which may be solicited by a Fund’s officers, by Eaton Vance personnel, by American Stock Transfer & Trust Company, or by broker-dealer firms, in person, or by telephone or by facsimile will be borne by that Fund.  A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission.  A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.  Total estimated proxy solicitation costs per Fund are approximately $8,000.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting.  Shares represented by such proxies will be voted in accordance with the instructions thereon.  If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card.  All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes.  (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)  Accordingly, abstentions and broker non-votes, which will be treated as shares that are present at the meeting but which have not been voted, will assist a Fund in obtaining a quorum but will have no effect on the outcome of Proposal 1.

Eaton Vance Municipal Bond Funds

Proxy Statement dated May 24, 2012

A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of a Fund entitled to vote.  In the event that a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes by the shareholders of a Fund in favor of the Proposal set forth in the Notice of this meeting are not received by July 20, 2012, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned.  The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made.  They will vote against any such adjournment those proxies required to be voted against such Proposal.  The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.  If any of the nominees are not elected by shareholders, the current Trustees may consider other courses of action.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the copies of the forms received by the Funds, all of the Trustees and officers of each Fund, EVM and its affiliates, and any person who owns more than ten percent of a Fund’s outstanding securities have made all filings required under Section 16(a) of the Securities Exchange Act of 1934 regarding ownership of shares of the Funds for the Funds’ fiscal year ended September 30, 2011.

Each Fund will furnish without charge a copy of its most recent Annual and Semi-Annual Reports to any shareholder upon request.  Shareholders desiring to obtain a copy of such reports should call 1-866-439-6787, send an email to info@amstock.com or write to the Fund c/o American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY  10038.  Shareholder reports are also available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds”.

SHAREHOLDER PROPOSALS

To be considered for presentation at a Fund’s 2013 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 must be received at the Fund’s principal office c/o the Secretary of the Fund no later than the close of business January 24, 2013.  Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business April 22, 2013 and no earlier than March 22, 2013.  In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements.  Timely submission of a proposal does not guarantee that such proposal will be included.

May 24, 2012

Eaton Vance Municipal Bond Funds

Proxy Statement dated May 24, 2012

EXHIBIT A

EATON VANCE FUNDS

AUDIT COMMITTEE CHARTER

I.	Composition of the Audit Committee.

The Audit Committee (the “Committee”) of each registered investment company sponsored by Eaton Vance Management (each a “Fund”) shall be comprised of a minimum of three members appointed by the Board of Trustees, which shall also determine the number and term of such members.  All members of the Committee shall be Trustees who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the investment adviser or sub-adviser of any Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”).  Unless otherwise determined by the Board of Trustees, the Chairperson of the Board of Trustees shall be a member of the Committee.  A Chairperson of the Committee shall be appointed by the Board of Trustees on the recommendation of the Governance Committee.   In the event that a resignation, retirement, removal or other event or circumstance causes the number of Committee members to fall below the minimum set forth above, the Committee shall nevertheless be authorized to take any and all actions otherwise permitted under this charter pending the appointment, within a reasonable time, of one or more Independent Trustees to fill the vacancy created thereby.

The following requirements shall also be satisfied with respect to the membership and composition of the Committee:

1.	each member of the Committee shall have been determined by the Board of Trustees to have no material relationship that would interfere with the exercise of his or her independent judgment;
2.	no member of the Committee shall receive any compensation from a Fund except compensation for service as a member or Chairperson of the Board of Trustees or of a committee of the Board of Trustees;
3.

each member of the Committee shall also satisfy the applicable Committee membership requirements imposed under the rules of the NYSE Amex (formerly the American Stock Exchange) and New York Stock Exchange (and any other national securities exchange on which a Fund’s shares are listed), as in effect from time to time, including with respect to the member’s former affiliations or employment and financial literacy;

4.

at least one member of the Committee must have the accounting or related financial management expertise and financial sophistication required under applicable rules of the NYSE Amex and New York Stock Exchange; and

5.

unless it determines that no member of the Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board of Trustees will identify one (or in its discretion, more than one) member of the Committee as an audit committee financial expert.

II.	Purposes of the Committee.

The purposes of the Committee are to:

1.

oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;

2.	oversee or, as appropriate, assist Board of Trustees oversight of the quality and integrity of the Funds’ financial statements and the independent audit thereof;
3.

oversee, or, as appropriate, assist Board of Trustees oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting and independent audits;

4.

approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accountants (“independent auditors”), and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;

5.	evaluate the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and
6.

prepare such audit committee reports consistent with the requirements of applicable Securities and Exchange Commission, NYSE Amex and New York Stock Exchange rules for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

The primary function of the Committee is oversight.  The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, and nothing in this charter shall be construed to reduce the responsibilities or liabilities of management or the Funds’ service providers, including the independent auditors.  It is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting.  Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations.  The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Committee.  In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

III.	Meetings of the Committee.

Meetings of the Committee shall be held at such times (but not less frequently than annually), at such places and for such purposes (consistent with the purposes set forth in this charter) as determined from time to time by the Board of Trustees, the Chairperson of the Board of Trustees, the Committee or the Chairperson of the Committee.  The Committee shall set its agenda and the places and times of its meetings.  The Committee may meet alone and outside the presence of management personnel with any auditor of a Fund, and shall periodically meet separately with management, with internal auditors (or other personnel responsible for internal control of financial reporting), with any independent auditors rendering reports to the Committee or the Board of Trustees and with legal counsel.  A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote.  The Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.  Each Independent Trustee of the Board of Trustees shall receive notice of all Committee meetings, and such meetings shall be open for any Independent Trustee to attend.

IV.	Duties and Powers of the Committee.

To carry out its purposes, the Committee shall have the following duties and powers with respect to each Fund:

1.

To meet to review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including the Fund’s specific disclosures under the item “Management’s Discussion of Fund Performance”); provided that discussion with the independent auditors shall not be required with respect to any periodic financial statement of the Fund that was not the subject of a review by such auditors.

2.

To consider the results of the examination of the Fund’s financial statements by the independent auditors, the independent auditors’ opinion with respect thereto, and any management letter issued by the independent auditors.

3.

To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund’s financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.

4.

To review and assess the performance of the independent auditors and to approve, on behalf of the Board of Trustees, the appointment and compensation of the independent auditors.  Approval by the Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board of Trustees who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act.  In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund’s independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as “independent” under applicable standards of independence established from time to time by the Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time.  The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

5.

To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund (“Adviser Affiliates”) if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.

6.

To adopt, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee).  The Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Committee not later than the next meeting thereof.

7.

To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.

8.

To receive at least annually and prior to the filing with the SEC of the independent auditors’ report on the Fund’s financial statements, a report from such independent auditors of:  (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole.  If this information is not communicated to the Committee within 90 days prior to the audit report’s filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

9.

To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to Statement on Auditing Standards (SAS) No. 61 “Communication With Audit Committees,” as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management’s responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund’s shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors.  To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Committee to resolve such disagreements.

10.

To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto.

11.	To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.
12.

With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) to prepare an audit committee report consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement for the Fund’s annual meeting of shareholders.

13.

To discuss generally the Fund’s earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance.  Such discussions may include the types of information to be disclosed and the type of presentation to be made.  The Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.

14.

To consider the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.

15.

To review and report to the Board of Trustees with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.

16.

To establish procedures for:  (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters.

17.

To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.

18.

To review and recommend to the Board of Trustees policies and procedures for valuing portfolio securities of the Fund and to make recommendations to the Board of Trustees with respect to specific fair value determinations and any pricing errors involving such portfolio securities.

19.

To coordinate its activities with the other committees of the Board of Trustees as necessary or appropriate and to communicate with such other committees regarding any material concerns or questions such committees may wish to consider in exercising their respective powers.

20.	To act on such other matters as may be delegated to the Committee by the Board of Trustees from time to time.
21.

To review the adequacy of this charter and evaluate the Committee’s performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board of Trustees for any appropriate changes or other action.

22.	To make recommendations to the Board of Trustees with respect to any of the above or such other matters as the Committee may deem necessary or appropriate in connection therewith.

V.	Reports to the Board of Trustees.

The Committee shall periodically report its activities to the Board of Trustees.

VI.	Resources and Authority of the Committee.

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds.  The Committee may determine the appropriate levels of funding for payment of compensation to such independent auditors, counsel, experts and consultants, and the ordinary administrative expenses of the Committee necessary or appropriate in exercising its powers and fulfilling its responsibilities under this charter, including the reasonable costs of specialized training for Committee members.  The Committee shall have direct access to such officers and employees of the Funds, Eaton Vance Management and any of its affiliated companies and the Funds’ other services providers as it deems necessary or desirable.

EXHIBIT B

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

The following table presents the aggregate fees billed to each Fund for the fiscal years ended September 30, 2011 and September 30, 2010 by each Fund’s independent registered public accounting firm for professional services rendered for the audit of each Fund’s annual financial statements and fees billed for other services rendered by each Fund’s independent registered public accounting firm during these periods.  No services described in the table below were approved by a Fund’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

	AUDIT FEES		AUDIT-RELATED FEES(1)		TAX FEES(2)		ALL OTHER FEES(3)		TOTAL
	Fiscal Year Ended 9/30/11	Fiscal Year Ended 9/30/10	Fiscal Year Ended 9/30/11	Fiscal Year Ended 9/30/10	Fiscal Year Ended 9/30/11	Fiscal Year Ended 9/30/10	Fiscal Year Ended 9/30/11	Fiscal Year Ended 9/30/10	Fiscal Year Ended 9/30/11	Fiscal Year Ended 9/30/10
California Fund	$ 59,970	$ 59,480	$ 0	$ 0	$ 13,320	$ 12,854	$ 300	$ 500	$ 73,470	$ 72,834
California Fund II	28,875	28,615	3,915	3,915	8,800	8,720	300	500	41,890	41,750
Massachusetts Fund	24,223	23,933	3,915	3,915	7,700	7,607	300	500	36,138	36,015
Michigan Fund	20,420	20,220	3,915	3,915	7,200	7,130	300	500	31,835	31,765
Municipal Fund	97,140	96,430	0	0	22,200	21,758	300	500	119,640	118,688
Municipal Fund II	41,998	31,420	3,915	3,915	13,200	13,013	300	500	59,413	48,848
New Jersey Fund	24,778	24,548	3,915	3,915	8,000	7,925	300	500	36,993	36,888
New York Fund	57,750	57,260	0	0	11,700	11,582	300	500	69,750	69,342
New York Fund II	26,720	26,490	3,915	3,915	9,200	9,038	300	500	40,135	39,943
Ohio Fund	24,500	24,270	3,915	3,915	7,900	7,766	300	500	36,615	36,451
Pennsylvania Fund	25,610	25,380	3,915	3,915	8,500	8,402	300	500	38,325	38,197

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the Funds’ APS.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)

All other fees consist of the aggregate fees billed for products and services provided by the independent registered public accounting firm other than audit, audit-related, and tax services.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund for the fiscal years ended September 30, 2011 and September 30, 2010 by the Fund’s independent registered public accounting firm; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance Organization for the Funds’ fiscal years ended September 30, 2011 and September 30, 2010 by each Fund’s independent registered public accounting firm.

B-1

	Fiscal Year Ended 9/30/11	Fiscal Year Ended 9/30/10
California Fund	$ 13,500	$ 13,354
California Fund II	9,100	9,220
Massachusetts Fund	8,000	8,107
Michigan Fund	7,500	7,630
Municipal Fund	22,500	22,258
Municipal Fund II	13,500	13,513
New Jersey Fund	8,300	8,425
New York Fund	12,000	12,082
New York Fund II	9,500	9,538
Ohio Fund	8,200	8,266
Pennsylvania Fund	8,800	8,902
Eaton Vance(1)	226,431	278,551

(1)

The Funds’ investment adviser and any of its affiliates, which are subsidiaries of Eaton Vance Corp. that provide ongoing services to the Funds.

B-2

EXHIBIT C

SCHEDULE 13G FILINGS

Various Funds have received notice of filings on Schedule 13G indicating that a shareholder owned more than 5% of the Fund’s Shares.  Information relating to the shareholder can be found below.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Eaton Vance California Municipal Bond Fund Common Stock	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	4,645,826 shares with sole voting and dispositive power(1)	21.4%
Eaton Vance California Municipal Bond Fund II Common Stock	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	516,593 shares with sole voting and dispositive power(1)	13.3%
Eaton Vance California Municipal Bond Fund II Auction Rate Preferred Stock	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	586 shares with sole voting and dispositive power(1)	57.0%
Eaton Vance Municipal Bond Fund Common Stock	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	4,805,303 shares with shared voting and dispositive power(1)	7.1%
Eaton Vance New Jersey Municipal Bond Fund Common Stock	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	270,348 shares with shared voting and dispositive power(1)	10.5%
Eaton Vance New York Municipal Bond Fund Common Stock	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	3,117,932 shares with shared voting and dispositive power(2)	19.7%
Eaton Vance Pennsylvania Municipal Bond Fund Auction Rate Preferred Stock	UBS AG Bahnhofstrasse 45 PO Box CH-8021 Zurich, Switzerland	347 shares with sole voting and dispositive power(1)	39.9%
(1) As of December 31, 2011
(2) As of February 29, 2012

C-1

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND II

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Ralph F. Verni

(Class I)

FOR ALL NOMINEES

o

Scott E. Eston

(Class II)

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance California Municipal Bond Fund II, a Massachusetts business trust (“the fund”), hereby appoints CYNTHIA J. CLEMSON, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE MASSACHUSETTS MUNICIPAL BOND FUND

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Ralph F. Verni

(Class I)

FOR ALL NOMINEES

o

Scott E. Eston

(Class II)

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE MASSACHUSETTS  MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Massachusetts Municipal Bond Fund, a Massachusetts business trust (“the fund”), hereby appoints THOMAS M. METZOLD, JUSTINE L. EDDY, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE MICHIGAN MUNICIPAL BOND FUND

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Ralph F. Verni

(Class I)

FOR ALL NOMINEES

o

Scott E. Eston

(Class II)

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE MICHIGAN MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Michigan Municipal Bond Fund, a Massachusetts business trust (“the fund”), hereby appoints CYNTHIA J. CLEMSON, JUSTINE L. EDDY, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE MUNICIPAL BOND FUND II

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Ralph F. Verni

(Class I)

FOR ALL NOMINEES

o

Scott E. Eston

(Class II)

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Municipal Bond Fund II, a Massachusetts business trust (“the fund”), hereby appoints THOMAS M. METZOLD, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE NEW JERSEY MUNICIPAL BOND FUND

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Ralph F. Verni

(Class I)

FOR ALL NOMINEES

o

Scott E. Eston

(Class II)

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE NEW JERSEY MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance New Jersey Municipal Bond Fund, a Massachusetts business trust (“the fund”), hereby appoints THOMAS M. METZOLD, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE NEW YORK MUNICIPAL BOND FUND II

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Ralph F. Verni

(Class I)

FOR ALL NOMINEES

o

Scott E. Eston

(Class II)

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE NEW YORK MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance New York Municipal Bond Fund II, a Massachusetts business trust (“the fund”), hereby appoints CYNTHIA J. CLEMSON, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE OHIO MUNICIPAL BOND FUND

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Ralph F. Verni

(Class I)

FOR ALL NOMINEES

o

Scott E. Eston

(Class II)

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE OHIO MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Ohio Municipal Bond Fund, a Massachusetts business trust (“the fund”), hereby appoints CYNTHIA J. CLEMSON, JUSTINE L. EDDY, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE PENNSYLVANIA MUNICIPAL BOND FUND

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Ralph F. Verni

(Class I)

FOR ALL NOMINEES

o

Scott E. Eston

(Class II)

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE PENNSYLVANIA MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF AUCTION PREFERRED SHARES

     The undersigned holder of Auction Preferred Shares of beneficial interest of Eaton Vance Pennsylvania Municipal Bond Fund, a Massachusetts business trust (“the fund”), hereby appoints CYNTHIA J. CLEMSON, JUSTINE L. EDDY, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Ralph F. Verni

(Class I)

FOR ALL NOMINEES

o

Scott E. Eston

(Class II)

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance California Municipal Bond Fund, a Massachusetts business trust (“the fund”), hereby appoints CYNTHIA J. CLEMSON, DEBORAH A. CHLEBEK, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND II

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Scott E. Eston

(Class II)

FOR ALL NOMINEES

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE CALIFORNIA MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance California Municipal Bond Fund II, a Massachusetts business trust (“the fund”), hereby appoints CYNTHIA J. CLEMSON, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE MASSACHUSETTS MUNICIPAL BOND FUND

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Scott E. Eston

(Class II)

FOR ALL NOMINEES

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE MASSACHUSETTS  MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance Massachusetts Municipal Bond Fund, a Massachusetts business trust (“the fund”), hereby appoints THOMAS M. METZOLD, JUSTINE L. EDDY, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE MICHIGAN MUNICIPAL BOND FUND

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Scott E. Eston

(Class II)

FOR ALL NOMINEES

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE MICHIGAN MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance Michigan Municipal Bond Fund, a Massachusetts business trust (“the fund”), hereby appoints CYNTHIA J. CLEMSON, JUSTINE L. EDDY, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE MUNICIPAL BOND FUND

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Ralph F. Verni

(Class I)

FOR ALL NOMINEES

o

Scott E. Eston

(Class II)

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance Municipal Bond Fund, a Massachusetts business trust (“the fund”), hereby appoints THOMAS M. METZOLD, DEBORAH A. CHLEBEK, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE MUNICIPAL BOND FUND II

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Scott E. Eston

(Class II)

FOR ALL NOMINEES

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance Municipal Bond Fund II, a Massachusetts business trust (“the fund”), hereby appoints THOMAS M. METZOLD, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE NEW JERSEY MUNICIPAL BOND FUND

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Scott E. Eston

(Class II)

FOR ALL NOMINEES

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE NEW JERSEY MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance New Jersey Municipal Bond Fund, a Massachusetts business trust (“the fund”), hereby appoints THOMAS M. METZOLD, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE NEW YORK MUNICIPAL BOND FUND

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Ralph F. Verni

(Class I)

FOR ALL NOMINEES

o

Scott E. Eston

(Class II)

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE NEW YORK MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance New York Municipal Bond Fund, a Massachusetts business trust (“the fund”), hereby appoints CYNTHIA J. CLEMSON, DEBORAH A. CHLEBEK, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE NEW YORK MUNICIPAL BOND FUND II

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Scott E. Eston

(Class II)

FOR ALL NOMINEES

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE NEW YORK MUNICIPAL BOND FUND II

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance New York Municipal Bond Fund II, a Massachusetts business trust (“the fund”), hereby appoints CYNTHIA J. CLEMSON, KRISTIN S. ANAGNOST, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE OHIO MUNICIPAL BOND FUND

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Scott E. Eston

(Class II)

FOR ALL NOMINEES

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE OHIO MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance Ohio Municipal Bond Fund, a Massachusetts business trust (“the fund”), hereby appoints CYNTHIA J. CLEMSON, JUSTINE L. EDDY, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments:

ANNUAL MEETING OF SHAREHOLDERS OF

EATON VANCE PENNSYLVANIA MUNICIPAL BOND FUND

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Annual Meeting of Shareholders, Proxy Card and Shareholder Report are available on the Eaton Vance website, www.eatonvance.com, by selecting “Individual Investors” followed by “Resources” and then “Closed-End Funds.”

Please sign, date, vote, and

mail your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

 PLEASE SIGN, DATE, VOTE & MAIL PROMPTLY IN THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1.

Election of Trustees:

NOMINEES:

☐

FOR ALL NOMINEES

o

William H. Park

(Class I)

o

Lynn A. Stout

(Class I)

☐

WITHOLD AUTHORITY

o

Scott E. Eston

(Class II)

FOR ALL NOMINEES

o

Harriett Tee Taggart

(Class III)

☐

FOR ALL EXCEPT

(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s),

mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:  ●

Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting ☐ If you plan to attend the Annual Meeting in person, please be prepared to present photo idenification.

To change the address on your account, please check the box at right and indicate your new

address in the address space above.  Please note that changes to the registered name(s) on    ☐

the account may not be submitted via this method.

Signature of Shareholder	Date:	Signature of Shareholder	Date:

NOTE:

Please sign exactly as your name or names appear on this proxy.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a partnership, please sign in partnership name by authorized person.

EATON VANCE PENNSYLVANIA MUNICIPAL BOND FUND

Annual Meeting of Shareholders, July 20, 2012

Proxy Solicited on Behalf of Board of Trustees

HOLDERS OF COMMON SHARES

     The undersigned holder of Common Shares of beneficial interest of Eaton Vance Pennsylvania Municipal Bond Fund, a Massachusetts business trust (“the fund”), hereby appoints CYNTHIA J. CLEMSON, JUSTINE L. EDDY, BARBARA E. CAMPBELL and MAUREEN A. GEMMA, each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, Two International Place, Boston, Massachusetts 02110, on July 20, 2012 at 2:00 P.M. (Eastern Time), and at any and all adjournments or postponements thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions of this proxy.

PLEASE SIGN, DATE AND VOTE ON OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE TRUSTEES AS SET FORTH ON THE REVERSE SIDE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.  THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continue and to be signed on the reverse side)

Comments: